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                                                                    Exhibit 10.1

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

         This FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (the " Fourth Amendment") made as of September 2, 2003, between ARIAD Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Harvey J. Berger, M.D. (the "Employee").

         The Company and the Employee have entered into an Employment Agreement dated as of January 1, 1992, as amended as of April 19, 1994, June 30, 1994, and January 1, 1997 (the "Agreement"), and the parties hereto desire to further amend certain provisions of the Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree to further amend the Agreement as follows:

         I. Termination of Employment. The first sentence of Section 2 is hereby amended to read as follows:

                  "The term of the Employee's employment under this Agreement (the "Term") commenced as of January 1, 1992 (the "effective Date") and shall end on December 31, 2007, unless sooner terminated pursuant to
         Section 4 or 5 of this Agreement.

         II. This Fourth Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in Massachusetts.

         III. Except as modified by this Fourth Amendment, the Agreement remains in full force and effect and unchanged.

                  IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first written above.

                                         ARIAD PHARMACEUTICALS, INC.

                                         By: /s/ Laurie A. Allen
                                            --------------------------------
                                            Laurie A. Allen, Esq.
                                            Corporate Secretary, Senior Vice
                                            President, Chief Legal Officer

                                         EMPLOYEE

                                            /s/ Harvey J. Berger
                                         -----------------------------------
                                         Harvey J. Berger, M.D.

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